General	12 Months Ended
Dec. 31, 2012
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with $8.6 billion of total assets on our balance sheet mainly consisting of 212 owned aircraft. We are a New York Stock Exchange-listed company (AER) headquartered in The Netherlands with offices in Ireland, the United States,  China,  Singapore and the United Arab Emirates.

These consolidated financial statements include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a Netherlands public limited liability company (“naamloze vennootschap or N.V.”) formed on July 10, 2006 for the purpose of acquiring all of the assets and liabilities of AerCap Holdings C.V. AerCap Holdings C.V. is a limited partnership (“commanditaire vennootschap”) formed under the laws of The Netherlands on June 27, 2005 for the purposes of acquiring the share capital, subordinated debt and senior debt of debis AirFinance B.V. (“AerCap B.V.”), which occurred on June 30, 2005 (the “2005 Acquisition”). In anticipation of our initial public offering, we changed our corporate structure from a Netherlands partnership to a Netherlands public limited liability company. This change was effected through the acquisition of all of the assets and liabilities of AerCap Holdings C.V. by AerCap Holdings N.V. on October 27, 2006. In accordance with ASC 805, “Business Combinations”, this acquisition was a transaction under common control and accordingly, AerCap Holdings N.V. recognized the acquisition of the assets and liabilities of AerCap Holdings C.V. at their carrying values and no goodwill or other intangible assets were recognized.

Variable interest entities

AerDragon.  In May 2006, we signed a joint venture agreement with China Aviation Supplies Holding Company (“CAS”) and affiliates of Crédit Agricole Corporate and Investment Bank (“CA-CIB) establishing AerDragon (“AerDragon”). AerDragon consists of two companies, Dragon Aviation Leasing Company Limited, based in Beijing with a registered capital of $10.0 million and AerDragon Aviation Partners Limited, based in Ireland with initial registered capital of $50.0 million. The registered capital of AerDragon was increased to $120.0 million in 2010, to $130.0 million in 2011 and to $140.0 million in January 2013. AerDragon is 50% owned by China Aviation and 25% owned by each of us and Crédit Agricole. Following receipt of the local Chinese approvals required for it to begin operations, AerDragon commenced operations in October 2006. We provide certain aircraft and accounting related services to the joint venture, and act as guarantor to the lenders of AerDragon related to debt secured by the aircraft which AerDragon purchased directly from us. In the future, one of the main sources of aircraft for AerDragon is likely to be the acquisition of aircraft through sale leaseback transactions with airlines. This joint venture enhances our presence in the increasingly important Chinese market and will enhance our ability to lease our aircraft and engines throughout the entire Asia/Pacific region. As of December 31, 2012, we have not and do not plan to consolidate AerDragon’s financial results in our consolidated financial statements. AerDragon had 17 aircraft on lease to 7 airlines as of December 31, 2012.

We have determined that AerDragon is a variable interest entity. AerCap further determined that it is not the primary beneficiary of AerDragon and accordingly, we account for our investment in AerDragon under the equity method of accounting. With the exception of debt for which we act as guarantor, the obligations of AerDragon are non-recourse to us. At December 31, 2012, our maximum exposure to losses incurred by AerDragon consists of the carrying amount of our equity investment of $41.2million and the face value of the debt guaranteed of $18.5 million, totaling $59.7 million.

AerCap Partners I.  In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture entered into between us and Deucalion Aviation Funds, acquired a portfolio of 19 aircraft from TUI Travel. The aircraft acquired were leased back to TUI Travel for varying terms. As of December 31, 2012, six Boeing 757-200 aircraft have been sold, and 11 Boeing 737-800 and two Boeing 767-300ER remain in the portfolio. The aircraft portfolio was financed through a $425.7 million senior debt facility and $125.6 million of subordinated debt consisting of $62.8 million from us and $62.8 million from our joint venture partner. On the applicable maturity date under the senior debt facility, which for the first tranche is April 2015 and for the second tranche was April 2012, or, if earlier, in case of an AerCap insolvency, if the joint venture partners do not make additional subordinated capital available to the joint venture, AerCap can be required to purchase the aircraft from the joint venture for a price equal to the outstanding senior debt facility balance plus certain expenses and taxes related to the purchase. We have also entered into agreements to provide management and marketing services to AerCap Partners I.

The second tranche of senior debt was refinanced in April 2012, and as part of the refinancing, AerCap Partners 767 Limited, or AerCap Partners 767, was incorporated. AerCap Partners 767 acquired two Boeing 767 aircraft with leases attached (from AerCap Partners I) which were financed through a $36.0 million senior debt facility and $30.9 million of subordinated debt consisting of $15.45 million from us and $15.45 million from our joint venture partner. $30.9 million of AerCap Partners I's subordinated debt was redeemed upon sale of the two Boeing 767 aircraft to AerCap Partners Boeing 767.

We have determined that AerCap Partners I and AerCap Partners 767 are variable interest entities for which we are the primary beneficiary. As such, we have consolidated AerCap Partners I’s and AerCap Partners 767’s financial results in our consolidated financial statements.

Joint ventures with Waha.  In 2010, we entered into two joint ventures with Waha, with us owning 50% in AerLift Leasing Jet Ltd. ("AerLift Jet") and 40% in AerLift Leasing Ltd. ("AerLift"). AerLift Jet owned four CRJ aircraft, and AerLift owned nine aircraft as of December 31, 2012. We have determined that the joint ventures are variable interest entities. For AerLift Jet we are the primary beneficiary. As such,we consolidate the financial results of AerLift Jet in our consolidated financial statements. For AerLift we are not the primary beneficiary. As such,, we do not consolidate the financial results of AerLift in our consolidated financial statements.

Other joint ventures.  In 2010, we entered into two 50% joint ventures with two separate joint venture partners. The two joint ventures collectively owned six aircraft, consisting of three A330 and three A320 aircraft. On June 1, 2011 we sold our 50% interest in three A330 aircraft that had been part of a joint venture. We have determined that the remaining joint venture is a variable interest entity for which we are the primary beneficiary. As such, we consolidate the financial results of this joint venture in our consolidated financial statements.

As further discussed in Note 14, we hold equity and subordinated debt investments in ALS II and AerFunding. ALS II and AerFunding are variable interest entities for which we are the primary beneficiary. As such, we consolidate the financial results of these entities in our consolidated financial statements.

            We also have an economic interest in AerCo. AerCo is a variable interest entity for which we determined that we are not the primary beneficiary and accordingly we do not consolidate the financial results of AerCo in our consolidated financial statements. We have not assigned any value on our balance sheet for our investment in AerCo, because we do not expect to realize any value.

            The effect on equity attributable to us due to changes in ownership interest in subsidiaries can be summarized as follows:

	Year ended December 31,
	2010	2011	2012

Net income attributable to AerCap Holdings N.V.	$207,573	$172,224	$163,655

Transfer (to) from non-controlling interest
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	(49,854)	-	-
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	2,072	-	-
Net transfers to non-controlling interest	(47,782)	-	-
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers to non-controlling interests	$159,791	$172,224	$163,655

Genesis Transaction

On March 25, 2010, the all-share acquisition of Genesis was completed. The Genesis aircraft portfolio consisted of 54 aircraft, of which three were subsequently sold. As of December 31, 2012, 51 of those aircraft were in operation on lease to 31 airlines located in 21 countries. The Genesis portfolio includes 45 narrow-body aircraft (Boeing 737-400, 500, 700 and 800, Airbus A319-100, A321-231 and A320-200), two Boeing 747-400 cargo aircraft, two regional jets (ERJ170-100) and two wide-body passenger aircraft (Airbus A330-200 and Boeing 767-300ER). As of June 30, 2011, AerCap, through its Irish subsidiary, AerCap Ireland Limited, replaced GECAS as servicer to the aircraft portfolio acquired through the Genesis acquisition. This includes most services related to leasing the fleet of aircraft, including marketing aircraft for lease and re-lease, collecting rents and other payments from lessees, monitoring maintenance, insurance and other obligations under leases and enforcing rights against lessees. We acquired Genesis to achieve several key strategic and financial objectives in a single transaction, such as access to a significant amount of unrestricted cash without the dilutive impact on earnings per share as compared to other alternatives, the combination of Genesis’ expected unrestricted cash generation with our growth outlook, the improvement of our quality of earnings, the increase in our global client base, significant cost synergies and improved stock trading liquidity for shareholders.

The Genesis Transaction is fully reflected in all AerCap Holdings N.V. 2010 consolidated financial statements except for the first quarter 2010 income statement (including the number of outstanding shares used for earnings per share calculations) and cash flow statement. The amalgamation gain of $274 (net of transaction expenses) is reflected in one line item in the income statement and the impact of the Genesis Transaction on the cash flow statement was also reflected in a one line item (purchase of subsidiaries, net of cash acquired).

The amalgamation gain resulted from the difference between the consideration paid and the fair value of net assets acquired as of March 25, 2010. The consideration for Genesis consisted of a fixed number of shares (one for one), which was agreed upon on September 17, 2009. The trading price of our shares and Genesis’ shares was $8.81 and $8.45, respectively, on September 17, 2009. Due to the market conditions, both AerCap’s and Genesis’ share prices were trading significantly below the book value of the shares. Subsequently, the consideration paid was determined by the trading price of our shares on the closing date of the transaction (March 25, 2010), multiplied by the agreed upon fixed number of shares. On March 25, 2010, the trading price of our shares was $10.83, which remained lower than the book value of our shares. This share price multiplied by the fixed number of shares, resulted in a consideration paid of $372.3 million, which was less than the fair market value of the net assets acquired of $403.4 million.

Waha Transaction

On November 11, 2010, we completed a transaction with Waha. As part of this transaction, we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha’s 50% interest in the joint venture company AerVenture, a 40% interest in AerLift and a 50% interest in AerLift Jet. As of December 31, 2010, AerVenture is wholly owned subsidiary of AerCap.

AeroTurbine Transaction

On August 2, 2011, we entered into an agreement with International Lease Finance Corporation (“ILFC”) for the sale of our wholly-owned subsidiary AeroTurbine, Inc. The AeroTurbine transaction was completed on October 7, 2011. The purchase price for all of the outstanding shares of AeroTurbine was $228.0 million. As a result of the sale we recognized a loss from discontinued operations of $52.8 million in the year ended December 31, 2011. The loss consisted of: (1) $22.5 million of bank fees, legal fees and contractual incentive payments to AeroTurbine management, (2) a $8.7 million deferred tax asset write-off as a result of the transfer of tax losses to the buyer; and (3) a $21.6 million book loss. The sale resulted in a $119.9 million increase of our cash position, net of incentive payments and net of AeroTurbine’s cash held at the transaction date. The completion of the sale followed receipt of all necessary regulatory approvals and satisfaction of all other closing conditions. As a result of the agreement with ILFC and based on ASC 205-20, which governs financial statements for discontinued operations, for all periods presented, we have reclassified the results of AeroTurbine into discontinued operations in Consolidated Income Statements.

The Condensed Consolidated Income Statements for previous periods can be summarized as follows:

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	-	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	-	-	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain (“Amalgamation gain”), net of transaction expenses	-	-	-	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

The Company’s results from discontinued operations can be summarized as follows:

	Period ended
	December 31, 2010	October 7, 2011

Total revenues	$ 89,861	$ 98,798

Loss from discontinued operations before taxes	(3,077)	(40,975)
Provision for income taxes	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	(3,199)	(52,745)

ALS Transaction

On November 14, 2012, we signed and completed an agreement with an entity incorporated at the direction of Guggenheim Partners, LLC (“Guggenheim”) for the sale of our equity interest in Aircraft Lease Securitisation Limited (“ALS”) by transferring 100% of our interest in the E-Notes, the equity securities issued by ALS, to Guggenheim. In addition, we obtained financing (the “ALS Coupon Liability”) in return for which we received a contingent asset (the “ALS Note Receivable”) with the substance of a structured note as described below. The repayments of the ALS Coupon Liability are equal to an 8% coupon of the purchase price annually until the earlier of December 2016 or the month in which the senior securities issued by ALS, the G-Notes, are fully repaid. The ALS Note Receivable will be received following the repayment of the G-Notes and is equal to a maximum of 20% of the portfolio cash flows on a pro-rata basis up to a cap which will be equal to the total ALS Coupon Liability. As a result of the transaction, we concluded that substantial risk of ownership is transferred to Guggenheim. The transaction thus resulted in the sale and deconsolidation of the ALS portfolio, which included 50 aircraft with a net book value of approximately $1.0 billion and debt of approximately $0.5 billion prior to the sale.

The transaction resulted in a loss, net of tax, of $54.6 million, which is recorded in net gain (loss) on sale of assets in the income statement. The loss includes a loss on book value, transaction expenses and a net loss due to the difference in present values of the ALS Coupon Liability and the ALS Note Receivable that were obtained as part of the transaction. The ALS Coupon Liability of $97.1 million is recorded as debt in our Consolidated Balance Sheets at fair value, using a discount rate of 5.5%. The corresponding ALS Note Receivable of $67.3 million, the contingent asset which is in substance a structured note, is recorded as a note receivable in our Consolidated Balance Sheets at fair value, using a discount rate of 6.8%. The subsequent measurement of both the ALS Coupon Liability and ALS Note Receivable will follow the method of amortized cost based on retrospective effective interest rate.

Risks and uncertainties

            Aircraft leasing is a capital intensive business and we have significant capital requirements. In order to meet our forward purchase commitments, we will need to access committed debt facilities, secure additional financing for pre-delivery payment obligations, use our existing available cash balances, cash generated from aircraft leasing and sales, and, if necessary, the proceeds from potential capital market transactions. If we cannot meet our obligations under our forward purchase commitments, we will not recover the value of prepayments on flight equipment on our balance sheets and may be subject to other contract breach damages.

We are dependent upon the viability of the commercial aviation industry, which determines our ability to service existing and future operating leases of our aircraft. Although the aviation market recovered significantly from late 2009, a deterioration of economic conditions and the movement in oil prices could cause our lessees to default under their leases with us, which could negatively impact our cash flows and results of operations. Furthermore, the value of the largest asset on our balance sheet—flight equipment held for operating leases—is subject to fluctuations in the values of commercial aircraft worldwide. A material decrease in aircraft values could have a downward effect on lease rentals and residual values and may require that the carrying value of our flight equipment be materially reduced.

The values of trade receivables, notes receivable, intangible lease premium assets and the provision for onerous contracts are dependent upon the financial viability of related lessees, which is directly tied to the health of the commercial aviation market worldwide.

We have significant tax losses carried forward in some of our subsidiaries, which are recognized as tax assets on our balance sheet. The recoverability of these assets is dependent upon the ability of the related entities to generate a certain level of taxable income in the future. If those entities cannot generate such taxable income, we will not realize the value of those tax assets and a corresponding valuation allowance and tax charge will be required.

            We periodically perform reviews of the carrying values of our aircraft and customer receivables, the recoverable value of deferred tax assets and the sufficiency of accruals and provisions, substantially all of which are sensitive to the above risks and uncertainties.